SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                  DATED JANUARY 1, 2002 FOR CLASS S SHARES FOR
                   SCUDDER CALIFORNIA TAX-FREE INCOME FUND AND
                      SCUDDER NEW YORK TAX-FREE INCOME FUND

Investment Policies and Techniques

Effective July 31, 2002, the following disclosure replaces related disclosure in the section entitled "Investment Policies and Techniques" for each fund noted below.

For Scudder California Tax-Free Income Fund

Under normal circumstances, as a fundamental investment policy, the California Fund will maintain at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by or on behalf of the State of California, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and California state income tax ("California Municipal Securities").

For Scudder New York Tax-Free Income Fund

Under normal circumstances, as a fundamental investment policy, the New York Fund will maintain at least 80% of its net assets, plus the amount of any borrowings for investment purposes in obligations issued by or on behalf of territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and New York State income taxes. In addition, as a nonfundamental policy, the New York Fund will invest under normal circumstances, at least 65% of its total assets in New York municipal securities and other securities that are exempt from New York City personal income taxes ("New York Municipal Securities" and collectively with the California Municipal Securities, the "Municipal Securities" or "municipal securities").